Asset Under Development	6 Months Ended
Jun. 30, 2020
Extractive Industries [Abstract]
Asset Under Development	ASSETS UNDER DEVELOPMENT

(in thousands of $)	June 30, 2020	December 31, 2019
Opening asset under development balance	434,248	20,000
Additions	148,544	372,849
Transfer from vessels and equipment, net	77,172	—
Transfer from other non-current assets (see note 13)	16,213	31,048
Interest costs capitalized	16,827	10,351
Closing asset under development balance	693,004	434,248

Gimi conversion

In February 2019, we entered into an agreement with BP for the employment of a FLNG unit, the Gimi, after conversion for 20-years. In April 2019, we completed the sale of 30% of the total issued ordinary share capital of Gimi MS to First FLNG Holdings. The estimated conversion cost is approximately $1.3 billion of which $700 million is funded by the Gimi facility (see note 14).

As at June 30, 2020, the estimated timing of the outstanding payments in connection with the Gimi conversion are as follows:

(in thousands of $)
Period ending December 31,	June 30, 2020
2020 (1)	167,073
2021	198,730
2022	195,382
2023	260,781
2024	30,100
852,066
(1) For the six months ending December 31, 2020

Golar Viking conversion
In March 2019, we entered into agreements with LNG Hrvtska d.o.o. relating to the conversion and subsequent sale of the converted carrier Golar Viking into a FSRU. Under the agreement, we will also operate and maintain the FSRU for a minimum of 10 years following its sale. In January 2020, the Golar Viking completed her charter and entered the yard for conversion. $75.0 million of the conversion is funded by the financing agreement with CSSC of which $33.4 million was drawn down during the six months ended June 30, 2020 (see note 14). The remaining conversion cost is approximately $42.0 million payable within the next six months ending December 31, 2020.